UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

[ X ] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2009

[     ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ______________ to ________________

Commission File Number: 000-32905

AMANASU ENVIRONMENT CORPRATION

(Exact name of registrant as specified in its charter)

Nevada	98-0347883
(State of other jurisdiction of incorporation or organization)	(I.R.S. Eployer Identification No.)

115 East 57th Street, 11th Floor New York, NY 10022

(Address of principal executive offices)

646-274-1274

(Registrant's telephone number, including area code)

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events and Regulation FD Disclosure

  As of April 27, 2009 Amanasu Holdings Corporation (a subsidiary company of Amanasu Environment Corporation), signed and executed an agreement to transfer ownership of Amanasu Water Corporation to Amanasu Techno Holdings Corporation, for which Amanasu Holdings Corporation will receive 200,000 Shares of Amanasu Techno Holdings.

  As of April 28, 2009 Amanasu Holdings Corporation has been renamed to Amanasu Maritech Corporation. Amanasu Maritech Corporation will be going into the marine vessel technology industry, "MARIne" "TECHnology", hence Maritech.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired

None

(b) Pro forma financial information

None

(c) Exhibits

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amanasu Environment Corporation
(Registrant)

/s/ Atsushi Maki

Atsushi Maki
Chief Executive Officer, Chief Financial Officer

Date: May 5, 2009